UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2009, Document Security Systems, Inc. (the “Company”) completed the sale of $420,000 of investment units in a private placement pursuant to subscription agreements with five accredited investors dated the same date (each a "Subscription Agreement").  Each investment unit is comprised of 7,142 shares of the Company's common stock, par value $.02 per share (the "Common Stock") and five-year warrants to purchase 1,427 shares of Common Stock at an exercise price of $2.00 per share (each a "Warrant" and collectively, the "Warrants").  In the transaction, the Company sold 42 investment units for $10,000 per unit for gross cash proceeds of $420,000, consisting of 299,964 shares of Common Stock and Warrants to purchase an aggregate of 59,993 shares of Common Stock (the "Transaction").

In connection with the Transaction, the Company has entered into a Registration Rights Agreement, dated as of May 29, 2009, with each purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company granted certain registration rights to the purchasers, including using its best efforts to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of Common Stock sold in the Transaction and shares underlying the Warrants, within 90 business days after the final closing of the Transaction.  The Company must use its best efforts to maintain the effectiveness of the registration statement until the earlier of (i) one year from the final closing date of the Transaction, or (ii) the date that the holders of the shares receive an opinion of counsel to the Company that all such shares may be freely traded (without limitation or restriction as to quantity or timing and without registration) pursuant to Rule 144 or otherwise.  The Registration Rights Agreement, form of Subscription Agreement and Warrants are collectively referred to herein as, the "Definitive Agreements."

Copies of the Definitive Agreements relating to the Transaction are filed herewith as Exhibits 4.1, 10.1 and 10.2, and are incorporated herein by reference. The foregoing summary descriptions of the Definitive Agreements are qualified in their entirety by reference to the full texts of each of such exhibits.

The investment units, Common Stock, Warrants and Common Stock issuable upon exercise of the Warrants (the "Securities") have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  These securities may not be offered or sold in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements.

Item 1.02. Termination of a Material Definitive Agreement.

On June 3, 2009, the Company and Walton Invesco, Inc. ("Walton") executed a letter agreement terminating the parties' Share Purchase Agreement dated June 25, 2008 ("Share Purchase Agreement") and any obligations outstanding thereunder. Under the Share Purchase Agreement, Walton had agreed to purchase 350,000 shares of the Company's Common Stock for $1,400,000, or $4.00 per share, payable in five installments over a two-year period.  The first installment of $100,000 was paid.  A second payment installment in the amount of $300,000 was due on December 25, 2008, but was not paid.  As a result, the parties agreed to terminate the Share Purchase Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

The Securities sold in the Transaction have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  These securities may not be offered or sold in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements.

The Securities in the Transaction were sold solely to accredited investors. The Securities are restricted from resale and were acquired for investment purposes only.  The sales did not involve any form of general solicitation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On May 28, 2009, the Company's Board of Directors promoted Philip Jones, age 40, from acting Chief Financial Officer to Chief Financial Officer of the Company.  Mr. Jones has also served as the Company's Vice President of Finance and Treasurer since May 2007 and will retain those positions. Mr. Jones served as the Company's Controller from June 2005 to May 2007.  Prior to joining the Company, Mr. Jones was the controller at American Fiber Systems, Inc. located in Rochester, New York.  From December 1998 through October 2000, Mr. Jones was the Accounting Manager and Director of Finance for Zapata Corporation.  In addition, for a two year term from February 2003 through July 2004, Mr. Jones held a position at the public accounting firm of PriceWaterhouseCoopers. Mr. Jones previously served as a senior auditor at Arthur Andersen from December 1996 through December 1998.  Mr. Jones is a certified public accountant and has a master of Business Administration from the Rochester Institute of Technology.  Mr. Jones received his Bachelor of Arts in Economics from the State University of New York at Geneseo in 1991.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

4.1	Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.

10.1	Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.

10.2	Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2009

DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Patrick A. White
Name: Patrick A.White
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.

10.1	Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.

10.2	Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.